                                                                   Exhibit 10.16


    AMENDMENT NO. 1 TO CREDIT AGREEMENT AMONG UNITED ROAD SERVICES INC., URS SOUTHWEST, INC.URS NORTHEAST, INC., FAST TOWING, INC., CITY TOWING INC., EL PASO TOWING, INC., URS OF TENNESSEE, INC., KEN LEHMAN ENTERPRISES INC., URS MIDWEST, INC., URS WEST, INC., URS SOUTHEAST, INC., ROUSE'S BODY SHOP INC., AUTO SERVICE
  CENTER, GARRY'S WRECKER SERVICE, INC., ENVIRONMENTAL AUTO REMOVAL, INC., E&R
       TOWING & GARAGE, INC., BILL & WAG'S, INC. AND ARRI BROTHERS, INC.

     This Amendment No. 1 to Credit Agreement, dated as of September 25, 2000 (this "Amendment"), is entered into by and among United Road Services, Inc., URS Southwest, Inc., URS Northeast, Inc., Fast Towing, Inc., City Towing Inc., El Paso Towing, Inc., URS of Tennessee, Inc., Ken Lehman Enterprises Inc., URS Midwest, Inc., URS West, Inc., URS Southeast, Inc., Rouse's Body Shop Inc., Auto Service Center, Garry's Wrecker Service, Inc., Environmental Auto Removal, Inc., E&R Towing & Garage, Inc., Bill & Wag's, Inc. and Arri Brothers, Inc. ("Borrowers"), as Borrowers; General Electric Capital Corporation, as a Lender, and as Agent for Lenders; and the other Lenders.

                                    RECITALS

     A. Borrowers, Agent, Lenders, and Fleet Capital Corporation, as a Lender and as Documentation Agent, are parties to that certain Credit Agreement, dated as of July 20, 2000, (as amended, restated or otherwise modified, the "Credit Agreement").

     B.  Borrowers, Agent and Lenders are desirous of amending Annex B of the
                                                               -------
Credit Agreement, as and to the extent set forth in this Amendment.

          NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the loans or other extensions of credit heretofore, now or hereafter made to, or for the benefit of, Borrowers by Lenders, Borrowers, Agent and Lenders hereby agree as follows:

1.  Definitions.  Except to the extent otherwise specified herein, capitalized
    -----------
terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement and Annex A thereto.
                         -------

2.  Amendment.

2.1.  Annex B to the Credit Agreement is hereby amended by deleting from
      -------
paragraph (a) thereof, the words "Ten Million Dollars ($10,000,000)" and inserting in their place the words "Fifteen Million Dollars ($15,000,000)."

3.  Condition Precedent to Amendment.  The amendment contemplated by Section 2
    --------------------------------
hereof is subject to the satisfaction of the following condition precedent:

3.1.  Amendment.  This Amendment shall have been duly executed and delivered by
      ---------
the Borrowers, Agent and Lenders.
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4.  Reference to and Effect Upon the Credit Agreement and other Loan Agreements.
    ----------------------------------------------------------------------------

4.1. Except as specifically amended in Section 2 above, the Credit Agreement, the Notes and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed.

4.2. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition, or to any amendment or modification of any term or condition (except as specifically amended in Section 2 above), of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which the Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement, the Notes or any other Loan Document. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

5.  Counterparts.  This Amendment may be executed in any number of counterparts,
    ------------
each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

6.  Costs and Expenses.  As provided in Section 11.3 of the Credit Agreement,
    ------------------
Borrowers shall pay the fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, attorneys' fees).

7.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND
    -------------
ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

8.  Headings.  Section headings in this Amendment are included herein for
    --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.



                            [Signature Pages Follow]


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          IN WITNESS WHEREOF, this Amendment No. 1 to Credit Agreement has been duly executed as of the date first written above.



                              BORROWERS:

                              UNITED ROAD SERVICES, INC.

                              By:    /s/ Gerald R. Riordan
                                    ---------------------------
                              Name:  Gerald R. Riordan
                                    ---------------------------
                              Title: Chief Executive Officer
                                    ---------------------------

                              URS SOUTHWEST, INC.

                              URS NORTHEAST, INC.

                              FAST TOWING, INC.

                              CITY TOWING INC.

                              EL PASO TOWING, INC.

                              URS OF TENNESSEE, INC.

                              KEN LEHMAN ENTERPRISES INC.

                              URS MIDWEST, INC.

                              URS WEST, INC.

                              URS SOUTHEAST, INC.

                              ROUSE'S BODY SHOP INC.

                              AUTO SERVICE CENTER

                              GARRY'S WRECKER SERVICE, INC.

                              ENVIRONMENTAL AUTO REMOVAL, INC.

                              E&R TOWING & GARAGE, INC.

                              BILL & WAG'S, INC.



                              ARRI BROTHERS, INC.

                              By:  /s/ Gerald R. Riordan
                                  ----------------------
                              Name:  Gerald R. Riordan
                              Title:  President

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                              GENERAL ELECTRIC CAPITAL
                              CORPORATION,
                              as Agent and Lender

                                /s/ Charles H. Fenton, III
                               ---------------------------

                              By:   Charles H. Fenton, III
                                    ----------------------
                                    Duly Authorized Signatory

                              FLEET CAPITAL CORPORATION,
                              as Documentation Agent and Lender


                              By:   /s/ John W. Staneschi
                                    ---------------------
                              Name:    John W. Staneschi
                                    ---------------------
                              Title:   Vice President
                                     --------------------

                              LASALLE BUSINESS CREDIT, INC.,
                              as Lender


                              By:
                                     --------------------
                              Name:
                                     --------------------
                              Title:
                                     --------------------

                              COMERICA BANK,
                              as Lender

                              By:   /s/ Russell A. Stokes
                                    ---------------------
                              Name:   Russell A. Stokes
                                     --------------------
                              Title:  V.P.
                                     --------------------


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